EXHIBIT 10.1
                                OFFICE LEASE

CAUTION: Consult a lawyer before using or acting under this form. Neither the publisher nor the seller of this form makes any warranty with inspect thereto, including any warranty of fitness for a particular purpose.


TERM  OF  LEASE

Beginning                    Ending
-------------          ----------------
June  1,  01            April  30,  03

Monthly  Rent                                    Location of Premises
------------------                               -------------------------------
$1,500.00                                        Suite  307
                                                 1420 Renaissance  Drive
                                                 Park Ridge,  IL  60067


                              Purpose
                              -------------------------------
                              General  Offices

Lesee                                        Lessor
-----                                        ------
Name         Spent  Lamp                     Renaissance  Bldg  Corp
Address      112  N.  First  Ave.            Suite 102
             Suite  201                      1420  Renaissance  Dr.
City         St. Charles, IL 60174           Park Ridge, IL  60068



In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lesee and Lesee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises") together with the appurtenances tbereto, for the above Term.


                         LEASE CONVENANTS AND AGREEMENTS

I. RENT. Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

2.HEAT; NON-LIABILITY OF LESSOR. Lessor will at all reasonable hours during each day and evening, from October 1 to May 1 during the terms, when required by the season, furnish at his own expense heat for the heating apparatus in the demised premises, except when prevented by accidents and unavoidable delays, provided, however, that except as provided by Illinois statute, the Lessor shall not be held liable in damages on account of any personal injury or loss occasioned by the failure or the heating apparatus to heat the Premises sufficiently, by any leakage or breakage of the pipe, by any defect in the electric wiring, elevator apparatus and service thereof, or by reason of any other defect, latent or patent, in, around or about the said Building.

3. HALLS. Lessor will cause the halls, corridors and other parts of the building adjacent to the Premises to be lighted, cleaned and generally cared for, accidents and unavoidable delays excepted.

4. RULES AND REGULATIONS. The rules and regulations at the end of this Lease constitute a part of this Lease, Lessee shall observe and comply with them, and also with such further regulations as may later be required by Laser for the necessary, proper and orderly care of the Building in which Premises are located.

5. ASSIGNMENT; SUBLETTING. Lessee shall neither sublet the Premises or any part thereof nor assign this Lease nor permit by any act or default any transfer of Lessee's interest by operation of law, nor offer the Premises or any part thereof for lease or sublease, nor permit the use thereof for any purpose other than as above mentioned, without in each case the written consent of Lessor.

6. SURRENDER OF PREMISES. Lessee shall quit and surrender the Premises at the end of the term in as good condition as the reasonable use thereof will permit, with all keys thereto, and shall not make any alterations in the Premises without the written consent of Lessor: and alterations which may be made by either party hereto upon the Premises, except movable furniture and fixtures put in at the expense of Lessee, shall be the property of Lessor and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this lease.

7. NO WASTE OR MISUSE/ Leases shall restore the Premises to Lessor, with glass of like kind and quality in the several doors and windows thereof, entire and unbroken, as is now therein, and will not allow any waste of the water or misuse or neglect the water or light fixtures on the Premises, and will pay all damages to the Premises as well as all other damage to other tenants of the Building, caused by such waste or misuse.

8. TERMINATION; ABANDONMENT; RE-ENTRY; RELETTING. At the termination of this lease ,by lapse of time or otherwise, Lessee agrees to yield up immediate and peaceable possession to Lessor, and failing to do so, to pay as liquidated damages, for the whole time such possession is withheld, the sum of $ 50.00 Dollars per day, and it shall be lawful for the Lessor or his legal representative at any time thereafter, without notice, to re-enter the Premises or any part thereof, either with or (to the extent permitted by law) without process of law, and to expel, remove and put out the Lessee of any person or persons occupying the same. Using such force as may be necessary so to do, and to repossess and enjoy the Premises again as before this lease, without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenants; or in case the Premises shall be abandoned, deserted, or vacated, and remain unoccupied five days consecutively, the Lessee hereby authorizes and requests the Lessor as Lessees agent to re-enter the Premises and remove all articles found therein, place them in some regular warehouse or other suitable storage place, at the cost and expense of Lessee, and proceed to re-rent the Premises at the Lessor's option and discretion and apply all money so received after paying the expenses of such removal toward the rent accruing under this lease. This request shall not in any way be construed as requiring any compliance therewith on the part of the Lessor, except as required by Illinois statute. If the Lessee sha11 fail to pay the rent at the times, place and in the manner above provided and the same shall remain unpaid five days after the day whereon the same should be paid, the Lessor by reason thereof shall be authorized to declare the term ended, and the Lessee hereby expressly waives all right or rights to any notice or demand under any statute of the state relative to forcible entry or detainer or landlord and tenant, and agrees that the Lessor, his agents or assigns may begin suit for possession or rent without notice or demand.

9. REMOVED PROPERTY. In the event of re-entry and removal of the articles found on the Premises as herein before provided, the Lessee hereby authorizes and requests the Lessor to sell the same at public or private sale with or without notice, and the proceeds thereof after paying the expenses of removal, storage and sale to apply towards the rent reserved herein, rending the over plus, if any, to Lessee upon demand.

10. LESSOR NOT LIABLE. Except as provided by Illinois salute, the Lessor shall not be liable for any loss of property or defects in the Building or in the Premises, or any accidental damages to the person or property of the Lessee in or about the Building or the Premises, from water, rain or snow which may leak into, issue or flow from any part of the Building or the Premises, or from the pipes or plumbing works or the same. The Lessee hereby covenants and agrees to make no claim for any such loss or damage at anytime. The Lessor shall not be liable for any loss or damage of or to any property placed in any storeroom or storage place in the Building, such storeroom or storage place being furnished gratuitously, and no part of the obligations of this lean.

11. OPTION TO TERMINATE. In the event that the Lessor, his successors, attorneys or assigns shall desire to regain the possession of the Premises herein described, for any reason, Lessor shall have the option of so doing upon giving the Lessee thirty days; notice of Lessor's election to exercise such option.

12. CONFESSION OF JUDGMENT. If default be made in the payment of rent, or any installment thereof, as herein provided, Lessee hereby irrevocably constitutes any attorney of any Court Of Record in this State, attorney for Lessee and in Lessee's name, from time to time, to enter the appearance of Lessee, to waive the issuance of process and service thereof, to waive trial by jury, and to confess judgment in favor of Lessor against Lessee for the amount of rent which may be then due hereunder together with costs of suit and a reasonable sum for plaintiff's attorney's fees in or about the entry of such judgment, and to waive and release all errors and right of appeal from any such judgment, and to consent to an immediate execution thereon.

13. PLURALS; SUCCESSORS. The words "Lessor" and "Lessee", wherever used in this lease shall be construed to mean Lessors or Lessees in all cases where there is more than one Lessor or Lessee, and to apply to individuals, male or female, or to firms or corporations, as the same may be described as Lessor or Lessee herein; and the necessary grammatical changes shall be assumed in each case as though fully expressed. All covenants, promises, representations and agreements herein contained shall be binding upon, apply and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns.


Witness the hands and seals of the parties hereto, as of the Date of Lease Stated above:

LESSEE:                                            LESSOR
Spent  Lamp Recycling                             Renaissance Building  Corp.
/s/Lawrence  C.  Kelly                            /s/

RULES  AND  REGULATIONS

I. No sign. advertisement or notice shall be inscribed, painted, or affixed on any part of the outside or inside of Building, except on the glass of the doors and windows of the room leased and on the directory board, and then only of such color, size, style and material as shall be first specified by the Lessor in writing endorsed on this lease. No showcase shall be placed in front at Building by Lessee, without the written consent of Lessor endorsed on this lease. The Lessor reserves the right to remove all other signs and showcases without notice to the Lessee, at the expense of the Lessee. At the expiration of the term Lessee is to remove all his signs from such windows, doors and directory board.

2. Lessee shall not put up or operate any steam engine, boiler, machinery or stove upon the Premises, or carry on any mechanical business on Premises, or use or store inflammable fluids in the Premises without the written consent of the Lessor first had and endorsed on this lease, and all stoves which may be allowed in the Premises shall be placed and Ret up according to the city ordinance.

3. No additional locks shall be placed upon any doors of said room without the written consent of the Lessor first had and endorsed upon this lease; and the Lessee will not permit any duplicate keys to be made (all necessary keys to be finished by the Lessor) and upon termination of this lease, Lessee will surrender all keys of Premises and Building.

4. All safes shall be carried up or into Premises at such times and in such a manner as shall be specified by the Lessor; the Lessor shall in all cases retain the power to prescribe the proper position of such safes, and any damage done to the Building by taking in or putting out a safe, or from overloading the floor with any aft, shall be paid by the Lessee. Furniture, boxes or other bulky articles belonging to Lessee shall be carried up in the freight compartment of the elevators of the Building; packages which can be carried by one person and not exceeding fifty pounds in weight, may, however, be carried down the passenger elevator, at such times as may be allowed by the management.

5. No person or persons other than the janitor of this Building shall be employed by Lessee for the purpose of taking charge of Premises without the written consent of Lessor first had and endorsed upon this lease. Any person or persons so employed by Lessee (with the written consent of the Lessor) must be subject to and under the control and direction of the janitor of the Building in all things in the Building and outside of the Premises. The agent and janitor of the Building shall at all times keep a pass key and be allowed admittance to the Premises, to cover any emergency of fire, or required examination that may arise.


6. The Premises leased shall not be used for the purpose of lodging or sleeping rooms or for any immoral or illegal purpose.

7. The rent of an office will include occupancy of office, water to Lessor's standard fixtures, heat, and elevator service during reasonable working hours; but Lessor shall not be liable for any damages from the stoppage of water, heat or elevator service.

8. If Lessee desires telegraphic or telephonic connections, the Lessor will direct the electricians as to where and how the wires are to be introduced, and without such written directions endorsed on this lease no boring or cutting for wires will be permitted.

9. If Lessee desires Venetian or other awnings or shades over and outside of the windows, to be erected at the Lessee's expense, they must be of such shape, color, material and make as may be prescribed by the Lessor in writing on this lease.

9A.  Rent  includes  electricity  and janitorial services two (2) days per week.

I0. The light through the transoms opening into the hall shall not be obstructed by the Lessee. Birds, dogs, or other animals shall not he allowed in the Building. All tenants and occupants must observe strict care not to leave their windows open when it rains or snows, and for any default or carelessness in these respects., or any of them, shall make good all injuries sustained by other tenants, and also all damage to the Building resulting from such default or carelessness.

11. No packages, merchandise or other effects shall be allowed to remain in the halls at any time.

12. The Lessor reserves the right to make such other and further reasonable rules and regulations as in his judgment may from time to time be needful for the safety, care and cleanliness of the Premises and for the preservation of good order therein.

13. It is understood and agreed between the Lessee and the Lessor that no assent or consent to change in or waiver of any part of this lease has been or can be made unless done in writing and endorsed hereon by the Lessor; and in such case it shall operate only for the time and purpose in such lease expressly stated.